SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 30, 2001, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2001-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                 333-40426             13-3439681
-----------------------------     -------------      -----------------------
(State or Other Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)                 File Number)       Identification Number)

         390 Greenwich Street
         New York, New York                                    10013
---------------------------------------                     -----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------





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                                       -2-



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                  Description
-----------        -----------                  -----------

1                  5.1, 8.1, 23.1               Opinion and Consent of
                                                Thacher Proffitt & Wood.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 30, 2001


                                         SALOMON BROTHERS MORTGAGE
                                         SECURITIES VII, INC.


                                         By:/s/ Matthew R. Bollo
                                            ------------------------------
                                         Name:  Matthew R. Bollo
                                         Title: Assistant Vice President

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.            Description
------            -----------            -----------

1                  5.1, 8.1, 23.1        Opinion and Consent of Counsel